Exhibit 4.1

  NUMBER                                                           SHARES
   C0

See Reverse for                                             See Reverse for
Restriction                                                 Certain Definitions

                                    [SEAL]

              INCORPORATED UNDER THE LAW OF THE STATE OF DELAWARE

                               ANAGRAM PLUS, INC.
                    TOTAL AUTHORIZED ISSUE 22,000,000 SHARES

20,000,000 SHARES PAR VALUE $0.001 EACH    2,000,000 SHARES PAR VALUE $0.01 EACH
            COMMON STOCK                             PREFERRED STOCK

This is to Certify that ________________________________________ is the owner of

--------------------------------------------------------------------------------
             FULLY PAID AND NON-ASSESSABLE SHARES OF COMON STOCK OF
                               ANAGRAM PLUS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized. Attorney upon surrender of this Certificate properly endorsed. Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated


--------------------------------             -----------------------------------
                       SECRETARY                                       PRESIDENT

                                     [SEAL]

                    1999 CORPEX BANKNOTE CO., BAY SHORE N.Y.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM            o      as tenants in common

   TEN ENT            o      as tenants by the entireties

   JT TEN             o      as joint tenants with right of
                             survivorship and not as tenants
                             in common
                             Additional abbreviations may also be used though not in the above list

UNIF GIFT MIN ACT...........................Custodian...........................
                           (Cust)                            (Minor)

under Uniform Gifts to Minors Act...............................................
                                                    (State)

Far value received_________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFICATION NUMBER OF ASSIGNEE

_______________________________________

________________________________________________________________________________

________________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________  __________
             In presence of

                                        ________________________________________

_____________________________________

      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.